Virtus Growth & Income Fund,

a series of Virtus Equity Trust

Supplement dated December 8, 2014 to the Summary and

Statutory Prospectuses dated July 29, 2014, as supplemented

Important Notice to Investors

At the Special Meeting of Shareholders held on December 4, 2014, shareholders of the Virtus Growth & Income Fund voted to replace the fund’s current subadviser with Rampart Investment Management Company, LLC (“Rampart”).

Effective December 8, 2014, Rampart will be the subadviser to the fund. Accordingly, the prospectus is hereby amended, effective December 8, 2014, by deleting all references to QS Investors, LLC as subadviser to the fund. Virtus Investment Advisers, Inc. will continue to serve as the fund’s investment adviser.

The fund’s principal investment strategies are being modified to reflect those employed by the portfolio management team at Rampart. These and other changes to the fund’s current prospectuses are more fully described below and will be effective on December 8, 2014.

The disclosure under “Principal Investment Strategies” in the fund’s summary prospectus and in the summary section of the fund’s statutory prospectus is replaced in its entirety with the following:

The fund seeks to achieve its investment objective by investing in ETFs, and/or securities representing the S&P 500® Index and the primary sectors of the S&P 500® Index including consumer discretionary, consumer staples, energy, financials, healthcare, industrials, materials, technology, and utilities. The fund will also invest in ETFs representing market segments that include low volatility and high beta securities. Allocations are based on a proprietary rules-based momentum model that looks to overweight those sectors and market segments that experienced stronger recent relative-performance.

An options strategy is employed for the purpose of seeking to generate additional income. The strategy utilizes index-based, out-of-the-money put and call credit spreads. The strategy is driven by implied volatility, as measured by the CBOE Volatility Index® (VIX®), and seeks to exploit pricing inefficiencies in the S&P 500® Index.

The following disclosure is added under “Principal Risks” in the fund’s summary prospectus and in the summary section of the fund’s statutory prospectus:

➢	Fund of Funds Risk. The risk that the underlying funds in which the fund invests will expose the fund to negative performance and additional expenses associated with investment in such funds, and increased volatility.

Additionally, the disclosure in this section entitled “Foreign Investing Risk” is removed.

The disclosure under “Management” in the fund’s summary prospectus and in the summary section of the fund’s statutory prospectus relating to the name of the subadviser is replaced with the following: “The fund’s subadviser is Rampart Investment Management Company, LLC (“Rampart”) (since December 2014).”

The disclosure under “Portfolio Managers” in the fund’s summary prospectus and in the summary section of the of the fund’s statutory prospectus is replaced in its entirety with the following:

➢	Brendan R. Finneran, Portfolio Manager and Trader at Rampart, is a co-manager of the fund. Mr. Finneran has served as a Portfolio Manager of the fund since December 2014.
➢	Robert F. Hofeman, Jr., Portfolio Manager and Trader at Rampart, is a co-manager of the fund. Mr. Hofeman has served as a Portfolio Manager of the fund since December 2014.

The first four paragraphs of disclosure under “Principal Investment Strategies” on page 51 of the fund’s statutory prospectus are replaced with the following:

The fund seeks to achieve its investment objective by investing in ETFs, and/or securities representing the S&P 500® and the primary sectors of the S&P 500® Index, including the consumer discretionary, consumer staples, energy, financials, healthcare, industrials, materials, technology, and utilities sectors. The fund will also invest in ETFs and/or securities representing market segments that include low volatility and high beta securities (the prices of low volatility securities have historically moved less than the broader market, while those of high beta securities have been more volatile than the broader market). Allocations are based on a proprietary rules-based momentum model that looks to overweight those sectors and market segments that experienced stronger recent relative-performance.

An options strategy is employed for the purpose of seeking to generate additional income. The strategy utilizes index-based, out-of-the-money put and call credit spreads. (A call option is out of the money if the current price of the underlying stock is below the strike price of the option, while a put option is out of the money if the current price of the underlying stock is above the strike price of the option.) The strategy is driven by implied volatility, as measured by the Chicago Board Options Exchange (CBOE®) Volatility Index (VIX®), and seeks to exploit pricing inefficiencies in S&P 500® Index options.

To the extent the fund invests primarily in ETFs it will be considered a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds, such as the fund, whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds. Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed in the Investment Company Act of 1940. Absent an available exemption, a fund may not: (i) acquire more than 3% of the voting securities of any other investment company, (ii) invest more than 5% of its total assets in securities of any one investment company, or (iii) invest more than 10% of its assets in securities of all investment companies. The fund has obtained exemptive relief from the Securities and Exchange Commission to permit it to invest in affiliated and unaffiliated funds, including ETFs, beyond these statutory limitations, subject to certain conditions. Many ETFs also have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond these statutory limitations, subject to certain conditions. The fund may rely on the various exemptive orders to invest in ETFs.

Under “More Information About Risks Related to Principal Investment Strategies” on page 62 of the fund’s statutory prospectus, the table is hereby amended to add a row entitled “Fund of Funds Risk” and by inserting an “x” in the new row to indicate that such risk disclosure applies to the fund. The “x” in the row “Foreign Investing” in the column for the fund is removed, thereby indicating that this risk does not apply to the fund. The following disclosure entitled “Derivatives Risk” replaces the first two paragraphs of the current disclosure under that title and the disclosure below entitled “Fund of Funds Risk” is added to this section:

Derivatives Risk

Derivative transactions are contracts whose value is derived from the value of an underlying asset, index or rate, including futures, options, non-deliverable forwards, forward foreign currency exchange contracts and swap agreements. A fund may use derivatives to hedge against factors that affect the value of its investments, such as interest rates and foreign currency exchange rates. A fund may also utilize derivatives as part of its overall investment technique to gain or lessen exposure to various securities, markets and currencies.

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Derivatives are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivative contracts entered into for hedging purposes may also subject a fund to losses if the contracts do not correlate with the assets, indexes or rates they were designed to hedge. Gains and losses derived from hedging transactions are, therefore, more dependent upon the subadviser’s ability to correctly predict the movement of the underlying asset prices, indexes or rates. There are special tax rules applicable to certain types of derivatives, which could affect the amount, timing and character of a fund’s income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a fund’s income or deferring its losses. A fund’s use of derivatives may also increase the amount of taxes payable by shareholders or the resources required by the fund or its adviser and/or subadviser(s) to comply with particular regulatory requirements.

Fund of Funds Risk

Achieving the fund’s objective will depend on the performance of the underlying mutual funds, which depends on the particular securities in which the underlying mutual funds invest. Indirectly, the fund is subject to all risks associated with the underlying mutual funds. Since the fund’s performance depends on that of each underlying mutual fund, it may be subject to increased volatility.

Assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in the fund, indirectly bear. Such fees and expenses may exceed the fees and expenses the fund would have incurred if it invested in the underlying fund’s assets directly. As the underlying funds or the fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the fund may increase or decrease. If the fund invests in closed-end funds, it may incur added expenses such as additional management fees and trading costs and additional risks associated with trading at a discount to NAV and use of leverage.

The underlying funds may change their investment objectives or policies without the approval of the fund, and the fund might be forced to withdraw its investment from the underlying fund at a time that is unfavorable to the fund.

Each underlying fund may be subject to risks other than those described because the types of investments made by an underlying fund can change over time. For further description of the risks associated with the underlying funds, please consult the underlying funds’ prospectuses.

Under “The Adviser” on page 67 of the fund’s statutory prospectus, the row in the table showing the fund’s subadviser is hereby amended to read as follows:

Virtus Growth & Income Fund	Rampart Investment Management Company, LLC (“Rampart”)

Under “The Subadvisers” beginning on page 68 of the fund’s statutory prospectus, the following description of Rampart is hereby added:

Rampart, an affiliate of VIA, is located at One International Place, 14th Floor, Boston, MA 02110. Rampart has been an investment adviser since 1983 and provides investment management services to mutual funds, institutional and high net worth investors. As of September 30, 2014, Rampart had approximately $528.3 million in assets under management.

The following information is hereby added under “Portfolio Management” beginning on page 69 of the fund’s statutory prospectus.

Rampart

Virtus Growth & Income Fund	Brendan R. Finneran (since December 2014) Robert F. Hofeman, Jr. (since December 2014)

Brendan R. Finneran. Mr. Finneran serves as Portfolio Manager and Trader at Rampart Investment Management. Mr. Finneran joined Rampart in July of 2008 and has 11 years of investment experience. Prior to Rampart, he was trader and operations manager at Andover Capital Advisors (2003 to 2008), where he was responsible for operational account management (processing and settlement) for all equity, option, bond, bank debt, CDS and swap trades. Prior to Andover Capital Advisors, Brendan held various positions at Cone Jacquards and Robert Fleming as Account Manager.

Robert F. Hofeman, Jr. Mr. Hofeman serves as Portfolio Manager and Trader at Rampart Investment Management. Mr. Hofeman joined Rampart in May of 2012 and has more than 12 years of investment experience. Prior to Rampart, he was an equity trading consultant for Linedata (2010 to 2012) where he translated buy-side business processes to the technology staff. Previously, Mr. Hofeman was a vice president of Evergreen Investments (2007 to 2009), where he traded stocks, options and futures, and was the primary trader at Ironwood Investment Management, LLC (2002 to 2007), focusing on small cap stocks and assisting with the research processes.

All other disclosure concerning the fund, including fees and expenses, remains unchanged from its prospectuses dated July 29, 2014.

Investors should retain this supplement with the

Prospectuses for future reference.

VET 8019 G&I SA&Strat&PMChanges (12/2014)

Virtus Growth & Income Fund,

a series of Virtus Equity Trust

Supplement dated December 8, 2014 to the Statement of Additional Information (“SAI”)

dated July 29, 2014, as supplemented

Important Notice to Investors

At the Special Meeting of Shareholders held on December 4, 2014, shareholders of the Virtus Growth & Income Fund voted to replace the fund’s current subadviser with Rampart Investment Management Company, LLC (“Rampart”).

Effective December 8, 2014, Rampart will be the subadviser to the fund. Accordingly, the SAI is hereby amended, effective December 8, 2014, by deleting all references to QS Investors, LLC as subadviser to the fund and related disclosure. Virtus Investment Advisers, Inc. will continue to serve as the fund’s investment adviser.

The Glossary is hereby amended by adding the following:

Rampart	Rampart Investment Management Company, LLC, subadviser to the Growth & Income Fund

The chart under “Non-Public Portfolio Holdings Information” in the section “General Information and History” is hereby amended by adding the following entry:

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Subadviser	Rampart	Daily, with no delay

The disclosure under “Subadvisers and Subadvisory Agreements” in the section “Investment Advisory and Other Services” is hereby amended by adding the following:

Rampart Investment Management Company, LLC — Growth & Income Fund

Rampart is located at One International Place, 14th Floor, Boston, MA 02110 and is an indirect wholly-owned subsidiary of Virtus and an affiliate of VIA. Rampart has been an investment adviser since 1983 and provides investment management services to mutual funds, institutions and high net worth investors. As of September 30, 2014, Rampart had approximately $528.3 billion in assets under management.

For its services as subadviser, VIA pays Rampart a fee at the rate of 50% of the net advisory fee paid by Growth & Income Fund.

The caption “Euclid, Kayne Anderson Rudnick and Newfleet” under Portfolio Manager Compensation in the section “Portfolio Managers” is hereby amended to read “Euclid, Kayne Anderson Rudnick, Newfleet and Rampart.”

All other disclosure concerning the fund, including fees and expenses, remains unchanged from the SAI dated July 29, 2014, as supplemented.

Investors should retain this supplement with the SAI for future reference.

VET 8019B SAI G&I SAChange (12/2014)